Filed Pursuant to Rule 497(k)

Registration No.: 002-86188

ANCHOR SERIES TRUST

Strategic Multi-Asset Portfolio

(the “Portfolio”)

Supplement dated December 10, 2015, to the Summary Prospectus dated May 1, 2015, as supplemented and amended to date

Mark H. Sullivan will serve as a portfolio manager of the Portfolio, replacing Robert L. Evans. Effective immediately, in the section entitled “Portfolio Summary: Strategic Multi-Asset Portfolio – Investment Adviser,” the disclosure with respect to Robert L. Evans under the heading “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Mark H. Sullivan, CFA, CMT	2015	Senior Management Director and Fixed Income Portfolio Manager

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.